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                      CHANGE IN CONTROL SEVERANCE AGREEMENT


         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (the "Agreement") is entered into this _____ day of __________________, 2000 by and between Capital Bank (the "Bank") and Allen T. Nelson, Jr. (the "Executive").

                                    RECITALS

         WHEREAS, the board of directors of the Bank (the "Board") recognizes that the possibility of a Change in Control (as defined below) exists and that a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in a Change in Control;

         WHEREAS, the Board has determined that it is in the best interests of the Bank to ensure the Executive's dedication and efforts on behalf of the Bank in the event of a Change in Control;

         WHEREAS, the Bank desires to enter into this Agreement with the Executive to provide the Executive with certain payments and benefits in the event that the Executive's employment with the Bank is terminated in connection with a Change in Control; and

         WHEREAS,   the   Executive   acknowledges   that  these   benefits  are
consideration for his observing the non-competition and proprietary information provisions contained herein.

                                    AGREEMENT

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual
agreements  set  forth  herein,   the  legal  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

         1. Change of Control Termination. The Executive shall be entitled to receive payments and benefits pursuant to this Agreement upon a Change in Control Termination (as defined below) of the Executive's employment with the Bank.
         2. Severance Payments and Benefits. Upon a Change in Control Termination of the Executive's employment with the Bank, the Executive shall be entitled to receive all of the following:

                  (a) All accrued compensation and any pro-rata bonuses the Executive may have earned up to the date of termination;

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                  (b) A severance amount equal to three (3) times the sum of (i)
the amount of the Executive's then current annual base salary plus (ii) the greater of the Executive's most recent annual bonus or the average of the Executive's two most recent annual bonuses. The severance amount shall be paid in thirty-six (36) equal monthly installments without interest commencing one month after the date of termination;

                  (c) Continued participation in all life insurance, health, accidental death and dismemberment, and disability plans and other benefit programs in which the Executive is entitled to participate immediately prior to the Change of Control Termination or, at the Executive's option, immediately prior to the Change in Control for three (3) years after the date of termination. The Executive's continued participation in such plans and programs shall be at no greater cost to the Executive than the cost the Executive bore for such participation immediately prior to termination or, at the Executive's option, immediately prior to the Change in Control. Alternatively, the Bank shall arrange upon comparable terms, and at no greater cost to the Executive than the cost the Executive bore for such plans and programs prior to termination or, at the Executive's option, immediately prior to the Change in Control, to provide the Executive with benefits at least substantially similar to those that the Executive is entitled to receive under such plans and programs.

         3. Definitions.
           -------------

                  (a) "Cause" shall mean either of the following:

                           (i)  The  willful  and   continued   failure  by  the
Executive to substantially perform the Executive's duties with the Bank (other than any such failure resulting from the Executive's Disability) for a significant period of time after a written demand for substantial performance is delivered to the Executive by the Bank, which demand specifically identifies the manner in which the Bank believes that the Executive has not substantially performed the Executive's duties; or

                           (ii) The willful  engaging by the  Executive in gross
misconduct that is materially and demonstrably injurious to the Bank. No act or failure to act on the Executive's part shall be considered "willful" unless done or omitted to be done by the Executive in the absence of good faith and without a reasonable belief that the Executive's action or failure to act was in the best interests of the Bank.

                  (b) "Change in Control" shall mean any of the following:

                           (i) Any  "person"  (as such term is used in  Sections
13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) acquiring "beneficial ownership" (as such term is used in Rule 13d-3 under the Act), directly or indirectly, of securities of the Bank representing fifty percent (50%) or more of the combined voting power of the Bank's then outstanding voting securities (the "Voting Power"), but excluding for this purpose an

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acquisition  by the Bank or an "affiliate"  (as defined in Rule 12b-2 under the Act) or by an employee benefit plan of the Bank or of an affiliate.

                           (ii) The  individuals who constitute the Board on the
effective date hereof (the "Incumbent Directors") cease to constitute at least a majority of the Board. Any director whose nomination is approved by a majority of the Incumbent Directors shall be considered an Incumbent Director; provided, however that no Director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Bank shall be considered an Incumbent Director.

                           (iii)  The   shareholders   of  the  Bank  approve  a
reorganization, merger or consolidation following which the owners of the Voting Power of the Bank immediately prior to the closing of such transaction do not beneficially own, directly or indirectly, more than 50% of the Voting Power of the successor entity.

                           (iv) The  shareholders of the Bank approve a complete
liquidation or dissolution of the Bank, or a sale or other disposition of all or substantially all of the assets of the Bank.

                  (c) "Change in Control Termination" shall mean a termination in connection with a Change in Control, as follows:

                           (i) A  termination  by the  Bank  of the  Executive's
employment  during the period beginning ninety (90) days prior to and ending two
(2) years after a Change in Control for any reason other than Cause, Disability or death.
                           (ii)  A   termination   by  the   Executive   of  the
Executive's employment with the Bank within two (2) years after a Change in Control for "Good Reason".

                  (d) "Disability" shall mean a complete inability of the Executive substantially to perform his employment duties for the Bank for a period of at least one hundred and eighty (180) consecutive days.

                  (e) "Good Reason" shall mean the occurrence after a Change in Control of any of the following:

                           (i) Without the Executive's  express written consent,
a material reduction in Executive's position or responsibilities relative to the Executive's position or responsibilities immediately prior to such reduction;

                           (ii) A reduction in the Executive's base salary;

                           (iii) The Bank's  requiring the Executive to relocate
his residence, or to relocate his principal business office to any place outside a thirty (30) mile radius from Raleigh,

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North  Carolina,  except for reasonably  required  travel on the Bank's business that is not greater than such travel requirements prior to the Change in Control;
                           (iv) The Bank  failing  to  continue  in  effect  any
material compensation, welfare or benefit plan in which the Executive is participating at the time of a Change in Control without substituting plans that provide the Executive with substantially similar or greater benefits, the Bank taking any action that adversely affects the Executive's participation in or materially reduces the Executive's benefits under any such plan or the Bank ceasing to provide the Executive with any material fringe benefit enjoyed by the Executive at the time of the Change in Control;

                           (v)  Any  purported  termination  of the  Executive's
employment for Cause or Disability without grounds therefor;

                           (vi) Any material breach by the Bank of any provision
of this Agreement; or
                           (vii) The failure of the Bank to obtain an  agreement
satisfactory to the Executive from any successor or assign of the Bank to assume and agree to perform this Agreement.

         4. No Duty to Mitigate.
            --------------------
The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment. The severance pay and benefits under this Agreement shall be in lieu of any other severance pay to which the Executive may be entitled from the Bank.

         5. Limitation on Payments.
            -----------------------
To the extent that any of the payments and benefits provided for under this Agreement or otherwise payable to the Executive constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and but for this Section 5 would be subject to the excise tax imposed by Section 4999 of the Code, the Bank shall reduce the aggregate amount of such payments and benefits such that the present value thereof (as determined under the Code and the applicable regulations) is equal to 2.99 times the Executive's "base amount" as defined in Section 280G(b)(3) of the Code.

         6. Covenant Not to Compete; Non-Solicitation.
            ------------------------------------------
                  (a) The Executive acknowledges that by virtue of the Executive's employment with the Bank, the Executive shall have access to and control of confidential and proprietary information concerning the Bank's business and that the Bank's business depends to a considerable extent on the individual skills, efforts, and leadership of the Executive. Accordingly and in consideration of the Bank's commitments to the Executive under this

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Agreement, the Executive expressly covenants and agrees that the Executive shall not, without the prior consent of the Bank:

                           (i) For two (2) years  following  a Change in Control
Termination, within the geographical areas set forth below, be employed (or otherwise engaged) in a management capacity, any other capacity providing the same or similar services that the Executive provided to the Bank, or any capacity connected with the then primary banking activities of the Bank, by any person or entity that engages in the then primary banking activities of the Bank; provided, however, that in the event that any of the payments and benefits provided under this Agreement are reduced pursuant to Section 5 above, the limitation period of this Section 6(a)(i) shall be one (1) year;

                           (ii) For  three  (3)  years  following  a  Change  in
Control Termination, on the Executive's own or another's behalf, whether as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, directly or indirectly:

                                     (A) Within the geographical areas set forth
below, solicit or do business that is the same, similar to, or otherwise in competition with the business engaged in by the Bank from or with persons or entities who are customers of the Bank, who were customers of the Bank at any time during the last year of the Executive's employment with the Bank, or to whom the Bank made proposals for business at any time during the last year of the Executive's employment with the Bank; or

                                     (B)  Offer   employment  to,  or  otherwise
solicit for employment, any employee or other person who was employed by the Bank during the last year of the Executive's employment with the Bank.

                  (b) The restrictions set forth in this Section 6 apply to the following geographical areas:

                           (i) Lee County, North Carolina and Wake County, North
Carolina; and

                           (ii) Any city,  metropolitan area, or county in which
the Bank maintains an office on the date of termination of the Executive's employment over which the Executive has had management responsibility.

                  (c) The Executive acknowledges that the covenants contained in this Section 6 are reasonably necessary to protect the legitimate business interests of the Bank and are reasonable with respect to scope, time, and territory and are described with sufficient accuracy and definiteness to enable him to understand the scope of the restrictions imposed on him.

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         7. Proprietary Information and Property.
            -------------------------------------
                  (a) The Executive shall not, at any time during or following employment with the Bank, disclose or use, except in the course of his employment with the Bank as may be required by law, any confidential or proprietary information of the Bank received by the Executive while employed hereunder, whether such information is in the Executive's memory or embodied in writing or other physical form.

                  (b) Confidential or proprietary information shall include information which is not generally available to the general public, or Bank's competitors, or ascertainable through common sense or general business knowledge; including, but not limited to data, compilations, methods, financial data, financial plans, business plans, products plans, lists of actual or potential customers, marketing information regarding executives and employees.

                  (c) All records, files or other objects maintained by or under the control, custody or possession of the Bank or its agents in their capacity as agents shall be and remain the Bank's property. Upon termination of his employment, the Executive shall return to the Bank all property (including, but not limited to, equipment, records, files, documents, credit cards, and keys) which the Executive received in connection with his employment. At the Bank's request, the Executive shall bring current all such records, files or documents before returning them.

                  (d) Upon notice of cessation of his employment with the Bank, the Executive shall fully cooperate with the Bank in winding up his pending work and transferring his work to those individuals designated by the Bank.

                  (e) The terms and conditions of this Section 7 shall survive expiration or termination of this Agreement or Employee's employment and shall not be affected by any change or modification of this Agreement unless specific reference is made to this Section 7.

         8. Successors and Assigns.
            -----------------------
                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors, and assigns, and the Bank shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive except by will or by the laws of descent and distribution.

         9.  Modifications.
             --------------
No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by the Executive and the Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with any conditional provision of this Agreement to be performed by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions of this Agreement at any prior or subsequent time.

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         10.  Entire  Agreement.
              ------------------
No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party that are not expressly set forth in this Agreement.

         11. Governing Law.
             -------------
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina.

         12. Severability.
             ------------
The provisions of this Agreement shall be deemed severable and the invalidity or
unenforceability   of  any   provision   shall  not  affect  the   validity   or
enforceability of the other provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

EXECUTIVE                                   CAPITAL BANK

________________________________    By:     _________________________________
Allen T. Nelson, Jr.
                                    Title:   _________________________________



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